Merrill Lynch Retirement PlusSM

Issued by

TRANSAMERICA LIFE INSURANCE COMPANY

MERRILL LYNCH LIFE VARIABLE ANNUITY SEPARATE ACCOUNT A

MERRILL LYNCH LIFE VARIABLE ANNUITY SEPARATE ACCOUNT B

Supplement dated September 30, 2022

to the

Prospectus dated May 1, 2022

Effective on or about November 1, 2022, based on changes to the underlying portfolios, the following name and subadvisor changes will occur:

Current Portfolio Name	New Portfolio Name	Current Subadvisor	New Subadvisor
Transamerica Managed Risk -Balanced ETF VP	Transamerica Goldman Sachs Managed Risk - Balanced ETF VP	Milliman Financial Risk Management LLC	Goldman Sachs Asset Management, L.P.
Transamerica Managed Risk - Conservative ETF VP	Transamerica Goldman Sachs Managed Risk - Conservative ETF VP	Milliman Financial Risk Management LLC	Goldman Sachs Asset Management, L.P.
Transamerica Managed Risk - Growth ETF VP	Transamerica Goldman Sachs Managed Risk - Growth ETF VP	Milliman Financial Risk Management LLC	Goldman Sachs Asset Management, L.P.

This Supplement updates certain information in the above referenced prospectus (the ‘‘Prospectus’’). Except as indicated in this Supplement, all other information included in the Prospectus remains unchanged. We will send you another copy of the current Prospectus or any supplement without charge upon request. Please contact our Administrative Office referenced in the Prospectus.

This Supplement must be accompanied or preceded by the current Prospectus.

Please read this Supplement carefully and retain it for future reference.